SynCardia
A Picard Medical Company

PICARD MEDICAL, INC

NYSE: PMI

2026 Annual Meeting Stockholder Business Update

June 26, 2026



SAVING LIVES,
ONE HEART AT A TIME

SynCardia's products are approved for sale in the U.S. and Canada only.

Forward-Looking Statements

This Presentation contains statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can generally be identified by the use of future dates or words such as "may," "should," "could," "will," "expects," "seeks to," "anticipates," "plans," "believes," "estimates," "intends," "predicts," "projects," "forecast," "potential" or "continue" or the negative of such terms and other comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, risks, and uncertainties that could cause actual results to differ materially from such estimates or forecasts. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information in this Presentation. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this Presentation. Forward-looking statements in this Presentation may include, for example, statements about: the Company's mission to pioneer the future of heart replacement by providing the world's first Total Artificial Heart and developing the next-generation system as an alternative to transplantation , progress and development of technology; the development and intended use of the Emperor Total Artificial Heart; the anticipated development roadmap and associated timing; the timing, if at all, the Board of Directors of the Company (the "Board") will implement a reverse stock split; the potential that the reverse stock split will increase the per-share stock price; Neither the Company nor any of its subsidiaries, affiliates, representatives or advisors assumes any responsibility for or makes any representation or warranty (express or implied) as to the reasonableness, completeness, accuracy or reliability of the estimates and information contained herein, which speak only as of the date identified on the cover page of this Presentation. The Company and its respective affiliates, representatives and advisors expressly disclaim any and all liability based, in whole or in part, on such information, errors therein or omissions therefrom. The forward-looking statements and estimates contained in this Presentation are based on assumptions, expectations, and beliefs as of the date identified on the cover page of this Presentation. Neither the Company nor any of its respective affiliates, representatives or advisors intends to update or otherwise revise the forward-looking statements, estimates and other information contained herein to reflect circumstances existing after the date identified on the cover page of this Presentation or to reflect the occurrence of future events, even if any or all of the underlying assumptions, judgments and estimates are shown to be in error, except as required by law. Additional information about the Company, including risk factors that may affect the Company's business, financial condition, and results of operations, is contained in the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), including the Company's Quarterly Reports on Form 10-Q, which are available free of charge on the SEC's website at http://www.sec.gov and on the Company's investor relations website at https://picardmedical.com/.

Disclaimers

General: Picard Medical, Inc. (NYSE American: PMI) (the "Company") is making this presentation available in connection with its 2026 Annual Meeting. The information contained in this presentation does not purport to be complete or to contain all of the information that prospective investors or other interested parties may require. This presentation should be read in conjunction with the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), which are available through the SEC's EDGAR system at www.sec.gov and on the Company's website at https://picardmedical.com. Information on the Company's website or any other website is not incorporated into this presentation by reference.

No Offer or Solicitation: This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No securities regulatory authority has expressed an opinion about any securities of the Company and it is an offense to claim otherwise.

Trademarks and Copyrights: All trademarks, service marks, and trade names appearing in this presentation are the property of their respective owners. The SynCardia Total Artificial Heart is a product of SynCardia Systems, LLC, a wholly owned subsidiary of Picard Medical, Inc. The contents of this presentation are protected by copyright and may not be reproduced, distributed, or used without the prior written consent of the Company.

Driving Scalable Growth with an Experienced, Results-Focused Team



Interim CEO

Dr. Richard Fang

Richard Fang, Ph.D., is the founder and Managing Partner of Hunniwell Lake Ventures LLC, a medtech-focused venture capital firm founded in 2019. He previously founded Reach Surgical, a California-based minimally invasive surgical instruments company, leading its growth and global expansion over 15 years before its successful sale to a private equity firm. Dr. Fang has more than 20 years of medical device industry experience, including with Johnson & Johnson, and holds an MBA from the University of Cincinnati and a Ph.D. in Physics from Purdue University.



COO

Matt Schuster

Matt Schuster was appointed Chief Operating Officer in November 2023 after serving as SynCardia's Director of Research and Development from May to November 2023. His experience includes leadership roles at Roche, including Systems Development Lead and Staff Mechanical Engineer, as well as serving as SynCardia's Director of Manufacturing and Facilities from 2018 to 2021, where he contributed to the development of the 50cc Total Artificial Heart and next-generation pneumatic driver. Matt holds a Bachelor's degree in Mechanical Engineering from Northern Arizona University.



CAO

Georgina Smith, CPA

Georgina Smith was appointed Chief Accounting Officer effective June 1, 2026, after serving as SynCardia's Controller from January to May 2026. Previously, she was Assistant Corporate Controller at Rain Bird Corporation, where she oversaw accounting governance, financial reporting, regulatory compliance, internal controls, and audit readiness, following roles of increasing responsibility at Tucson Electric Power, including Manager of External Reporting. Ms. Smith holds an MBA and a B.S. in Accounting from the University of Arizona and is a Certified Public Accountant in Arizona.

Sources: PMI SEC filings, SynCardia Systems, LLC

Agenda

Agenda Item	Speaker
Welcome and Introductions	Dr. Richard Fang, Interim Chief Executive Officer
2026 Highlights	Matt Schuster, Chief Operating Officer Georgina Smith, Chief Accounting Officer
Emperor Update	Matt Schuster, Chief Operating Officer
Voting Items	Georgina Smith, Chief Accounting Officer

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.

Our Mission

To **pioneer the future of heart replacement** by providing the **world's first Total Artificial Heart** and developing the **next-generation system as an alternative to transplantation**

SynCardia's products are approved for sale in the U.S. and Canada only.

SynCardia
A Picard Medical Company
PICARD
MEDICAL, INC

Key Achievements Year to Date through Q1 2026 10-Q Filing

Commercial Progress

- Revenue increased 85% YOY
- Gross Margin increased 28% from YE
- U.S. revenue increased 116% and now represents the majority of Company revenue

Technology Advancement

- Progress on next generation driver technologies
- Continued development of the Emperor Drive System (EDS), towards the development of a fully implantable STAH

Manufacturing and Operations

- Initiated transfer of key manufacturing steps including in house valve assembly
- Continued technology transfer of external driver manufacturing

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

Capitalization and Fully Diluted Share Count

Total Shares Outstanding (1)	92,349,845
Warrants (2)(3)	7,710,280
Equity Incentive Plan	18,000,000
Fully Diluted Shares	118,060,125
Common Shares Authorized	300,000,000
Preferred Shares Authorized	30,000,000

(1) On May 6, 2026, the Company completed a public offering where it sold an aggregate (i) 16,666,667 shares of its Common Stock, or in lieu thereof, for certain purchasers, prefunded warrants, (ii) series A common warrants to purchase up to 16,666,667 shares of Common Stock (the "Series A Common Warrants"), and (iii) series B common warrants to purchase up to 16,666,667 shares of Common Stock

(2) On May 5, 2026, the Company entered into a Warrant Issuance and Exchange Agreement (the "Exchange Agreement") with the holder (the "Holder") of certain of the Company's outstanding High Trail Special Situations LLC ("HT") Warrants. Pursuant to the Exchange Agreement, the Holder agreed to surrender to the Company the HT Warrants, which were exercisable for an aggregate of 7,009,346 shares of the Company's Common Stock, in exchange for new warrants to purchase Common Stock exercisable for an aggregate of up to 10,000,000 shares of Common Stock

(3) On May 12, 2026, one investor in the public offering exercised 1,000,000 pre-funded warrants in exchange for the equivalent number of common shares.

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.

Manufacturing Optimization

- Supports lower manufacturing cost
- Reduces component obsolescence risk
- Control key components

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

Emperor Total Artificial Heart (ETAH)

- Development of a platform to a fully implantable artificial heart designed to eliminate external pneumatic drivers
- The Emperor Total Artificial Heart consists of the Emperor Drive System and SynCardia Total Artificial Heart (STAH)
- Preserves surgical placement and physiologic performance of the current SynCardia system
- Generational development to support internal power systems, wireless control, and transcutaneous energy transfer
- Intended to improve long term patient mobility and quality of life
- Three issued U.S. and one issued Chinese patent covering fully implantable artificial heart[1]



(1) US Patents: 11,918,798; 12,121,711 & China: CN 115279450
Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.

Development Roadmap

- **2026**
  - Submission for FDA Breakthrough Device Designation
  - Continued acute animal studies
  - Design iteration and reliability testing
- **2027**
  - Design freeze
  - Initiation of Good Lab Practice (GLP) animal studies
- **2028**
  - Completion of verification and validation testing
  - Submission for FDA Investigational Device Exemption (IDE)
- **2029**
  - Initiation of clinical Early Feasibility Study (EFS) in the U.S.

Sources: Hydrix Ltd, Picard Medical Inc SEC filings & SynCardia Systems LLC.

Items for Stockholder Approval

1. Election of Directors
2. Reverse Stock Split Authorization
3. Creation of Class B Common Stock
4. Ratification of Independent Auditor
5. Advisory Approval of Executive Compensation
6. Advisory Vote on Frequency of Executive Compensation Votes

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

Election of Directors

New elections

Dr. Joe Guohua Xiao (57)– Founder and CEO of AnX Robotica and ANKON Technologies, Dr. Xiao is a serial medtech entrepreneur and inventor with 50+ patents, known for pioneering magnetically controlled capsule endoscopy and AI-driven gastrointestinal diagnostics. He has built and scaled multiple global medical device companies across the U.S. and China, including ANKON Technologies (~$50M ARR, profitable) and AnX Robotica (~$20M ARR), with a track record of successful commercialization and strategic exits, including the $80M sale of Argus Medical to MicroPort.

Re-elections

- **Richard Fang, Ph.D. (60)** – Founder and Managing Partner of Hunniwell Lake Ventures and founder of Reach Surgical, bringing over 20 years of medical device entrepreneurship, global commercialization, and strategic growth experience.
- **Sam Van (48)** – Founder and CEO of SRO Partners with extensive capital markets, regulatory, governance, and public company leadership experience spanning the NYSE, FINRA, and executive advisory roles.
- **George Ye (50)** – Former senior executive at Edwards Lifesciences with deep global leadership experience driving commercial growth and strategy across the medical technology and life sciences sectors.

Amendment to Authorize a Reverse Stock Split

Summary

Provide our Board with the authority (**but not the obligation**) to effect a reverse stock split of our outstanding Common Stock (the "Reverse Stock Split")

Purpose

- To provide the Board with flexibility to address market and capital markets considerations, including maintaining compliance with applicable exchange listing requirements.
- To potentially increase the per-share trading price of the Company's common stock.

See the Proxy Statement for complete details regarding Proposal 4.

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

Amendment to Create Class B Common Stock

Summary

The Board is seeking stockholder approval to amend the Certificate of Incorporation to authorize a new Class B Common Stock with 20 votes per share (vs. one vote per share for existing common stock), to be issued at the Board's discretion.

Purpose

- To provide the Company with additional flexibility in its capital structure.
- To support the Company's long-term strategic objectives and governance framework.
- To permit the future issuance of Class B Common Stock if determined by the Board to be in the best interests of the Company and its stockholders.

See the Proxy Statement for complete details regarding Proposal 5.

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.

Additional Stockholder Voting Items

Ratification of Independent Auditor: Stockholders are being asked to ratify the appointment of the Company's independent registered public accounting firm for the current fiscal year.

Advisory Approval of Executive Compensation: Stockholders are being asked to approve, on a non-binding advisory basis, the compensation paid to the Company's named executive officers.

Advisory Vote on Frequency of Executive Compensation Votes: Stockholders are being asked to recommend, on a non-binding advisory basis, how often the Company should hold future advisory votes on executive compensation (annually, biennially, or triennially).

See the Proxy Statement for complete details.

Sources: Picard Medical Inc SEC filings & SynCardia Systems LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.

2026 Annual Meeting of Stockholders

July 17, 2026 at 6:00 pm ET

The Annual Meeting will be held entirely online at
https://www.cstproxy.com/picardmedical/am2026.

SynCardia's products are approved for sale in the U.S. and Canada only.

SynCardia
A Picard Medical Company
PICARD
MEDICAL, INC

SynCardia Systems, LLC
1992 E. Silverlake Rd. Tucson, AZ 85713 | US
+1 520-545-1234 | info@syncardia.com
www.SynCardia.com

NYSE: PMI

SynCardia's products are approved for sale in the U.S. and Canada only.

About SynCardia Systems, LLC

SynCardia Systems, LLC, a Picard Medical Company, is headquartered in Tucson, AZ. We manufacture and distribute the world's first and only US Food and Drug Administration (FDA) and Health Canada approved total artificial heart. The SynCardia Total Artificial Heart is the most widely used and extensively studied artificial heart in the world.

The SynCardia Total Artificial Heart (STAH)

The STAH has been successfully implanted in over 2,000 patients suffering from advanced stage heart failure. The implant is available in two sizes to accommodate patients' diverse physiologies. The STAH is approved for sale in the US and in Canada where it is indicated for use in cardiac transplant-eligible patients at risk of imminent death from biventricular failure. EU and international approvals are pending. For additional information and label information, visit us at www.syncardia.com.

About Heart Failure*

Heart failure (HF) is a growing burden for the United States and other developed countries due to the aging of their populations. Approximately 6.7 million individuals had HF in 2023 and the prevalence of advanced stage HF has been estimated to be as high as 25% of the total HF populations. Approximately 300,000 (5%) of advanced stage HF are refractory to guideline directed therapy.

Medical Advice Disclaimer

The information, including but not limited to, text, graphics, images, and other components contained in this material are for informational purposes only. No information in this material is intended to be a substitute for professional medical advice, diagnosis, or treatment. Always seek the advice of your physician or a qualified health care provider with any questions you may have regarding a medical condition. Never disregard professional medical advice or delay in seeking it because of information you have read in this material.

*Bozkurt B, et al., J Card Fail. 2023 Oct;29(10):1412-1451; (2) Abouezzeddine et al., Congest Heart Fail. 2011 Jul-Aug;17(4):160-8.